Exhibit 77(c)


                Matters submitted to a Vote of Security Holders


On a October 25, 2007, a Special Meeting of Shareholders for ING EquitiesPlus Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING EquitiesPlus
Portfolio                     2      10,479,947.373    630,334.621      59,985.580    11,170,267.574

On a October 25, 2007, a Special Meeting of Shareholders for ING Evergreen Health Sciences Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Evergreen Health
Sciences Portfolio            2      15,895,241.278    684,348.879     427,467.335    17,007,057.492

On a October 25, 2007, a Special Meeting of Shareholders for ING Evergreen Omega Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Omega Portfolio           2      14,446,581.721   1,343,348.025    228,162.312    16,018,092.058

On a October 25, 2007, a Special Meeting of Shareholders for ING FMR Large Cap Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING FMR Large Cap
Growth Portfolio              2      49,578,184.722   3,879,445.387    761,059.964    54,218,690.073

On a October 25, 2007, a Special Meeting of Shareholders for ING Franklin Income Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Franklin Income
Portfolio                     2      27,442,087.751   3,095,419.746    613,834.776    31,151,342.273

On October 25, 2007, a Special Meeting of Shareholders for ING BlackRock Large Cap Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental."

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING BlackRock Large Cap
Growth Portfolio              3      27,773,230.036    625,456.679     388,550.318    28,787,237.033

On October 25, 2007, a Special Meeting of Shareholders for ING BlackRock Large Cap Value Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING BlackRock Large Cap
Value Portfolio               3      11,780,509.380    345,612.714     465,635.627    12,591,757.721

On October 25, 2007, a Special Meeting of Shareholders for ING Capital Guardian U.S. Equities Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Capital Guardian
U.S.Equities Portfolio        3      42,528,036.516   2,399,313.100    836,379.417    45,763,729.033

On October 25, 2007, a Special Meeting of Shareholders for ING FMR Diversified Mid Cap Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING FMR Diversified Mid
Cap Portfolio                 2      78,627,970.626   4,039,335.320   1,293,567.226   83,960,873.172
                              3      78,394,671.568   3,843,775.517   1,722,426.087   83,960,873.172

On October 25, 2007, a Special Meeting of Shareholders for ING FMR Mid Cap Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING FMR Mid Cap Growth
Portfolio                     3      35,400,819.993   2,202,691.794   1,333,441.054   38,936,952.841

On October 25, 2007, a Special Meeting of Shareholders for ING Global Resources Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Global Resources
Portfolio                     3      32,406,218.094   2,319,853.043    457,339.598    35,183,410.735

On October 25, 2007, a Special Meeting of Shareholders for ING International Growth Opportunities Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING International
Growth Opportunities
Portfolio                     3      17,102,285.115    732,492.397     209,958.631    18,044,736.143

On October 25, 2007, a Special Meeting of Shareholders for ING Janus Contrarian Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Janus Contrarian
Portfolio                     3      39,577,595.887   1,385,487.114   1,163,131.333   42,126,214.334

On October 25, 2007, a Special Meeting of Shareholders for ING JPMorgan Emerging Markets Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING JPMorgan Emerging
Markets Portfolio             2      37,914,921.451   3,670,055.350    442,259.051    42,027,235.852
                              3      37,945,517.154   3,550,168.009    531,550.689    42,027,235.852

On October 25, 2007, a Special Meeting of Shareholders for ING JPMorgan Small Cap Core Equity Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING JPMorgan Small Cap
Core Equity Portfolio         2      28,878,453.805   1,936,685.135    234,916.348    31,050,055.288

On October 25, 2007, a Special Meeting of Shareholders for ING JPMorgan Value Opportunities Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING JPMorgan Value
Opportunities Portfolio       2      25,799,742.824   1,775,055.350    635,682.031    28,210,480.205

On October 25, 2007, a Special Meeting of Shareholders for ING Julius Baer Foreign Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Julius Baer Foreign
Portfolio                     2      110,035,077.854  5,063,204.199   1,493,343.747   116,591,625.800

On October 25, 2007, a Special Meeting of Shareholders for ING Legg Mason Value Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Legg Mason Value
Portfolio                     2      72,148,098.444   3,756,306.197   4,125,421.305   80,029,825.946

On October 25, 2007, a Special Meeting of Shareholders for ING Limited Maturity Bond Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Limited Maturity
Bond Portfolio                2      57,230,553.380   4,335,147.431   1,062,283.057   62,627,983.868
                              3      57,255,579.367   4,164,893.658   1,207,510.843   62,627,983.868

On October 25, 2007, a Special Meeting of Shareholders for ING Liquid Assets Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and
(2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Liquid Assets
Portfolio                     2      1,087,079,063.864  84,028,286.531  19,948,178.496  1,087,079,063.864
                              3      1,096,225,384.852  61,359,014.859  33,471,129.180  1,096,225,384.852

On October 25, 2007, a Special Meeting of Shareholders for ING Lord Abbett Affiliated Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Lord Abbett
Affiliated Portfolio          2      11,655,153.058    836,368.884     417,892.946    12,909,414.888

On October 25, 2007, a Special Meeting of Shareholders for ING MarketPro Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the liquidation and dissolution of the Portfolio.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING MarketPro Portfolio       4       3,606,288.861    187,040.612      72,084.807     3,865,414.280

On October 25, 2007, a Special Meeting of Shareholders for ING MarketStyle Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the liquidation and dissolution of the Portfolio.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING MarketStyle Growth
Portfolio                     4        717,223.071      40,345.738     307,536.345     1,065,105.154

On October 25, 2007, a Special Meeting of Shareholders for ING MarketStyle Moderate Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the liquidation and dissolution of the Portfolio.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING MarketStyle
Moderate Growth
Portfolio                     4        949,341.473      12,554.644        0.000         961,896.117

On October 25, 2007, a Special Meeting of Shareholders for ING MarketStyle Moderate Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the liquidation and dissolution of the Portfolio.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING MarketStyle
Moderate Portfolio            4        355,853.428      14,793.377        0.000         370,646.805

On October 25, 2007, a Special Meeting of Shareholders for ING Marsico Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and
(2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Marsico Growth
Portfolio                     2       43,930,980.413    3,985,751.538   1,347,224.819   49,263,956.770
                              3       44,232,501.355    3,910,795.511   1,120,659.904   49,263,956.770

On October 25, 2007, a Special Meeting of Shareholders for ING Marisco International Opportunities Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Marsico
International
Opportunities Portfolio       2      22,295,447.261   2,595,937.031    428,704.435    25,320,088.727

On October 25, 2007, a Special Meeting of Shareholders for ING MFS Total Return Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and
(2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING MFS Total Return
Portfolio                     2       77,722,776.410    3,150,750.572   2,615,353.262   83,488,880.244
                              3       77,999,773.342    2,511,332.162   2,977,774.740   83,488,880.244

On October 25, 2007, a Special Meeting of Shareholders for ING MFS Utilities Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING MFS Utilities
Portfolio                     2      26,771,174.680   1,541,392.581    512,019.648    28,824,586.909

On October 25, 2007, a Special Meeting of Shareholders for ING Oppenheimer Main Street Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Oppenheimer Main
Street Portfolio              2       22,976,854.629    1,081,803.030    466,342.030    24,524,999.689
                              3       22,936,900.635     963,146.546     624,952.508    24,524,999.689

On October 25, 2007, a Special Meeting of Shareholders for ING PIMCO Core Bond Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING PIMCO Core Bond
Portfolio                     3      136,507,203.207  4,592,847.813   4,096,106.678   145,196,157.698

On October 25, 2007, a Special Meeting of Shareholders for ING PIMCO High Yield Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING PIMCO High Yield
Portfolio                     2      63,146,338.100   3,636,406.325   1,912,293.851   68,695,038.276

On October 25, 2007, a Special Meeting of Shareholders for ING Pioneer Equity Income Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Pioneer Equity
Income Portfolio              2        112,672.961       949.421          0.000         113,622.382

On October 25, 2007, a Special Meeting of Shareholders for ING Pioneer Fund Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Pioneer Fund
Portfolio                     2       7,091,420.605    312,795.904      18,147.751     7,422,364.260

On October 25, 2007, a Special Meeting of Shareholders for ING Pioneer Mid Cap Value Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Pioneer Mid Cap
Value Portfolio               2      68,592,282.718   3,528,827.208    839,705.225    72,960,815.151

On October 25, 2007, a Special Meeting of Shareholders for ING Stock Index Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Stock Index
Portfolio                     2      28,318,588.241   1,029,735.514    452,792.845    29,801,116.600

On October 25, 2007, a Special Meeting of Shareholders for ING T. Rowe Price Capital Appreciation Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING T. Rowe Price
Capital Appreciation
Portfolio                     3      115,369,848.984  7,037,874.404   3,865,183.689   126,272,907.077

On October 25, 2007, a Special Meeting of Shareholders for ING T. Rowe Price Equity Income Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING T. Rowe Price
Equity Income Portfolio       2       79,336,532.888    3,352,016.998   1,711,469.976   84,400,019.862
                              3       79,285,736.097    3,581,749.928   1,532,533.837   84,400,019.862

On October 25, 2007, a Special Meeting of Shareholders for ING Templeton Global Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Templeton Global
Growth Portfolio              3      34,281,859.684   2,234,148.212    616,864.166    37,132,872.062

On October 25, 2007, a Special Meeting of Shareholders for ING UBS U.S. Allocation Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING UBS U.S.
Allocation Portfolio          2       10,047,048.679     245,324.098      41,437.787    10,333,810.564
                              3       10,105,221.150     219,010.716      9,578.698     10,333,810.564

On October 25, 2007, a Special Meeting of Shareholders for ING Van Kampen Capital Growth Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Van Kampen Capital
Growth Portfolio              2        7,506,323.087     478,339.820     147,331.055     8,131,993.962
                              3        7,816,953.573     182,326.788     132,713.601     8,131,993.962

On October 25, 2007, a Special Meeting of Shareholders for ING Van Kampen Global Franchise Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Van Kampen Global
Franchise Portfolio           3      24,930,294.074   1,237,352.717    289,110.487    26,456,757.278

On October 25, 2007, a Special Meeting of Shareholders for ING Van Kampen Growth and Income Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve (1) a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders and (2) the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Van Kampen Growth
and Income Portfolio          2       33,796,418.740    2,481,097.570    996,235.684    37,273,751.994
                              3       33,502,774.746    2,091,085.296   1,679,891.952   37,273,751.994

On October 25, 2007, a Special Meeting of Shareholders for ING Van Kampen Real Estate Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Van Kampen Real
Estate Portfolio              3      30,590,850.953   1,647,437.081    768,505.432    33,006,793.466

On October 25, 2007, a Special Meeting of Shareholders for ING Wells Fargo Disciplined Value Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve the conversion of the Portfolio's investment objective from "fundamental" to "non-fundamental.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Wells Fargo
Disciplined Value
Portfolio                     3      12,639,658.641   1,029,602.344    716,918.138    14,386,179.123

On October 25, 2007, a Special Meeting of Shareholders for ING VP Index Plus International Equity Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING VP Index Plus
International Equity
Portfolio                     2      43,035,997.714   1,901,566.918    208,180.113    45,145,744.745

On October 25, 2007, a Special Meeting of Shareholders for ING Wells Fargo Small Cap Disciplined Portfolio, a Series of ING Investors Trust was held at which the shareholders were asked to approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

                                                       Shares voted
                                         Shares         against or        Shares       Total Shares
                          Proposal      voted for        withheld       abstained          Voted
                          --------      ---------        --------       ---------          -----
ING Wells Fargo
Small Cap Disciplined
Portfolio                     2      13,812,138.995    996,171.538        0.000       14,808,310.533